UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 28, 2004

Commission		IRS Employer
File Number	Exact name of registrant as specified in its charter	Identification No.

1-12577	SITEL CORPORATION	47-0684333

MINNESOTA

(State or Other Jurisdiction of Incorporation or Organization)

7277 WORLD COMMUNICATIONS DRIVE OMAHA, NEBRASKA	68122
(Address of Principal Executive Offices)	(Zip Code)

(402) 963-6810
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7.                              Financial Statements and Exhibits.

(c) Exhibits

99.1     Press release of SITEL Corporation dated July 28, 2004

Item 12.                       Results of Operations and Financial Condition

On July 28, 2004, SITEL issued a press release with respect to the company’s second quarter of 2004 financial results.  This press release is attached as exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SITEL Corporation
(Registrant)

Date: July 28, 2004	By	/s/	Jorge A. Celaya
Jorge A. Celaya
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of SITEL Corporation dated July 28, 2004